SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2002


                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)



         Tennessee         001-11421                  61-0502302
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 (State or Other           (Commission File Number)  (I.R.S. Employer
 Jurisdiction of                                     Identification No.)
 Incorporation)


     100 Mission Ridge
 Goodlettsville, Tennessee                                            37072
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 (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000


          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS

On April 11, 2002, Dollar General Corporation (the "Company") issued a news release with respect to March sales results for the five-week period ending April 5, 2002, and to April sales expectations. The Company is filing this 8-K pursuant to the Securities and Exchange Commission's Regulation FD. A copy of the news release is attached hereto and is incorporated by reference as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          Dollar General Corporation
                                          (Registrant)
April 18, 2002                            By:/s/Renee M.H. Yuen
                                            --------------------
                                                Renee M.H. Yuen
                                                Assistant Secretary

Exhibit Index

Exhibit No.       Item

99.1              News release of April 11, 2002